UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

Commission File Number 1-8100

EATON VANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two International Place, Boston, Massachusetts 02110 (Address of principal executive offices) (Zip Code)

(617) 482-8260
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Eaton Vance Corp. (“Eaton Vance” or the “Company”) is filing this Current Report on Form 8-K to update the financial information in Eaton Vance’s Annual Report on Form 10-K for the year ended October 31, 2009 to reflect the effects of the adoption of new authoritative accounting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, Consolidation, and ASC Topic 260, Earnings per Share, the provisions of which are required to be applied retrospectively. New authoritative guidance under ASC Topic 810 amended prior guidance to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. New authoritative guidance under ASC Topic 260 amended prior guidance to require registrants to determine whether instruments granted in share-based payment transactions are participating securities for the purpose of calculating earnings per share.

Item 9.01. Financial Statements and Exhibits

The following exhibits filed with this Current Report on Form 8-K update and supersede only those portions of the Company’s Annual Report on Form 10-K for the year ended October 31, 2009 that are significantly affected by the adoption of the new authoritative accounting guidance under ASC Topic 810 and ASC Topic 260.

This filing does not significantly change any of the information contained in any other item of the Company’s Form 10-K, as originally filed on December 22, 2009. This filing also does not reflect events that have occurred after the original filing date of the Form 10-K, except as described above with respect to the adoption of new authoritative accounting guidance under ASC Topic 810 and ASC Topic 260. For developments since the filing of the Company’s Form 10-K, please refer to Eaton Vance’s Quarterly Report on Form 10-Q for the three months ended January 31, 2010.

23.1	Deloitte & Touche LLP Consent.

99.1
Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data from Eaton Vance Corp.’s Annual Report on Form 10-K for the year ended October 31, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Vance Corp. (registrant)

DATE: June 2, 2010	By:	/s/Robert J. Whelan
(Signature) Robert J. Whelan Chief Financial Officer

Exhibit Index

23.1	Deloitte & Touche LLP Consent.

99.1
Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data from Eaton Vance Corp.’s Annual Report on Form 10-K for the year ended October 31, 2009.